EAS CROW POINT ALTERNATIVES FUND

Class A	Ticker:	EASAX
Class C	Ticker:	EASYX
Class I	Ticker:	EASIX

a Series of Northern Lights Fund Trust

Supplement dated March 6, 2017 to the

Prospectus dated August 29, 2016

The Fund recently recalculated the fees and expenses associated with its investment in other registered investment companies and private funds (“Acquired Fund Fees and Expenses”) as of its last fiscal year ended April 31, 2016. The results of this recalculation were that the Fund’s Acquired Fund Fees and Expenses were understated in its prospectus dated August 29, 2016. The fee table in the Fund’s prospectus dated August 29, 2016 indicated that Acquired Fund Fees and Expenses were 0.04% of the Fund’s average daily net assets. The Fund’s Acquired Fund Fees and Expenses should have been shown as 1.36% of the Fund’s average daily net assets. Accordingly, the Fund’s prospectus is hereby revised as follows:

The section entitled “Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 13 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee on Shares Held Less Than 30 Days (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.95%	2.13%	2.13%
Interest and Dividends on Securities Sold Short	0.67%	0.74%	0.74%
Remainder of Other Expenses	1.28%	1.39%	1.39%
Acquired Fund Fees and Expenses (1)	1.36%	1.36%	1.36%
Total Annual Fund Operating Expenses	4.56%	5.49%	4.49%
Fee Waiver and/or Reimbursement (2)	(0.58)%	(0.69)%	(0.69)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	3.98%	4.80%	3.80%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least August 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.95%, 2.70%, and 1.70% of each class’s net assets, respectively, for Class A, Class C and Class I shares. Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$928	$1,802	$2,685	$4,924
Class C	$480	$1,575	$2,659	$5,324
Class I	$382	$1,296	$2,218	$4,567

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated August 29, 2016, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling the Fund at 1-877-EAS-0757 (1-877-327-0757).

Please retain this Supplement for future reference.